UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2020

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification No.
333-21011	FIRSTENERGY CORP	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron OH 44308
Telephone (800) 736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 3, 2020, FirstEnergy Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $750 million, in the aggregate, of its senior notes in two separate series (i) $300 million aggregate principal amount of the Company’s 1.600% Notes, Series A, due 2026 (the “Series A Notes”) and (ii) $450 million aggregate principal amount of the Company’s 2.250% Notes, Series B, due 2030 (the “Series B Notes” and, together with the Series A Notes, the “Notes”). The offering of the Notes is registered under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-223472) which was filed and became effective on March 6, 2018.

The Company received net proceeds from the issuance of the Notes of approximately $742.2 million after deducting the underwriters’ discount and estimated expenses. The Company used the net proceeds from the sale of the Notes, together with cash on hand, to repay all amounts outstanding under the Company’s term loan credit agreement, dated October 19, 2018, as amended, among the Company, The Bank of Nova Scotia, as administrative agent, and the lenders identified therein.

The Series A Notes will mature on January 15, 2026 and the Series B Notes will mature on September 1, 2030. The Notes will bear interest at the rates set forth above. Interest on the Series A Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2021 until their maturity. Interest on the Series B Notes is payable on March 1 and September 1 of each year, beginning on March 1, 2021 until their maturity. The Notes are redeemable, in whole or in part from time to time, at the Company’s option, prior to the date that is one month prior to maturity for the Series A Notes and the date that is three months prior to maturity for the Series B Notes, at a “make-whole” redemption price. After the date that is one month prior to maturity for the Series A Notes and the date that is three months prior to maturity for the Series B Notes, the Notes are redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but not including, the date of redemption on the Notes to be redeemed.

The Notes were issued on June 8, 2020 under an Indenture, dated as of November 15, 2001, as amended (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, the form of Series A Note, which is filed as Exhibit 4.2 hereto and the form of Series B Note, which is filed as Exhibit 4.3 hereto. Such exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits,

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 3, 2020, by and among the Company Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives for the underwriters named therein.

4.1	Officer’s Certificate dated June 8, 2020.

4.2	Form of Series A Note (contained in Exhibit 4.1 hereto).

4.3	Form of Series B Note (contained in Exhibit 4.1 hereto).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded with the Inline XBRL document).

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the extent and duration of the novel coronavirus (known as COVID-19) and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including, but not limited to, risks associated with the decommissioning of Three Mile Island Unit 2; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the risks and other factors discussed from time to time in our Securities and Exchange Commission, or SEC, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2020

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski
Vice President, Controller and Chief Accounting Officer